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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): September 13, 2006


                             BUFFETS HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


                333-116897                               22-3754018
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         (Commission File Number)                      (IRS Employer
                                                     Identification No.)

            1460 BUFFET WAY,
            EAGAN, MINNESOTA                                55121
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 (Address of Principal Executive Offices)                (Zip Code)


                                 (651) 994-8608
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         Effective as of September 13, 2006, Buffets Holdings, Inc. (the "Registrant") entered into Amendment No. 2, dated as of September 13, 2006 (the "Amendment"), to the Amended and Restated Credit Agreement, dated as of February 20, 2004 (the "Credit Agreement"), among Buffets, Inc., a Minnesota corporation and wholly owned subsidiary of the Registrant (the "Borrower" or "Buffets"), the Registrant, the Lenders from time to time party thereto and Credit Suisse (formerly known as Credit Suisse First Boston), as administrative agent and collateral agent, as amended by Amendment No.1, dated as of April 6, 2005. The Amendment relaxes the interest coverage ratios and adjusts the maximum leverage ratios of the Credit Agreement with which the Borrower is required to comply. The company will initially be required to maintain an interest coverage ratio of at least 2.00 to 1.0 through December 13, 2006. Beginning on December 14, 2006, the interest coverage ratio will be raised to 2.15, and will periodically rise through the term of the loans according to the schedule set forth in Section 1(a) of the Amendment. The company will initially be prohibited from having a maximum leverage ratio greater than 4.45 to 1.0 through September 20, 2006. Beginning on September 21, 2006, the maximum leverage ratio will be lowered to 4.20, and will be periodically lowered through the term of the loans according to the schedule set forth in Section 1(b) of the Amendment.


ITEM 8.01.  OTHER EVENTS

         On September 15, 2006, the Registrant issued a press release announcing that it has commenced a tender offer and consent solicitation for any and all of its $132 million principal amount at maturity 13.875% Senior Discount Notes due 2010 (the "Buffets Holdings Notes") and that Buffets has commenced a tender offer and consent solicitation for any and all of its $184.6 million principal amount 11.25% Senior Subordinated Notes due 2010 (the "Buffets Notes" and, together with the Buffets Holdings Notes, the "Notes"). In conjunction with the tender offers, each of the Registrants and Buffets is soliciting consents of holders of a majority in aggregate principal amount or principal amount at maturity, as applicable, of the applicable Notes to eliminate substantially all of the restrictive covenants and certain events of default in the indenture under which its Notes were issued. The tender offer will expire on October 31, 2006 and the early tender date is October 16, 2006. Holders holding in excess of 80% of the aggregate principal amount at maturity of the Buffets Holdings Notes have agreed to tender their Buffets Holdings Notes on or prior to the early tender date. The Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference into this filing.

         Effective on July 31, 2006, in accordance with the terms of Buffets Holdings Notes and the indenture governing such notes, the interest rate on the Buffets Holding Notes increased to 14.875% from 13.875% because the Registrant did not satisfy a leverage ratio.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NO.       DESCRIPTION
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99.1              Press Release, dated September 15, 2006


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: September 15, 2006

                                            BUFFETS HOLDINGS, INC.


                                            By: /s/ A. Keith Wall
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                                                Name:  A. Keith Wall
                                                Title: Chief Financial Officer




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                               INDEX OF EXHIBITS

EXHIBIT NO.       DESCRIPTION
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99.1              Press Release, dated September 15, 2006